                                                                   EXHIBIT 10.36



                    STOCK AND INVESTMENT PURCHASE AGREEMENT


                                  BY AND AMONG


                              YOSHIKAZU MASAYOSHI,
                                SADAO MASAYOSHI,
                               SACHIE MASAYOSHI,
                               KAZUAKI MASAYOSHI



                                      AND



                               AURA SYSTEMS, INC.
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                    STOCK AND INVESTMENT PURCHASE AGREEMENT


THIS STOCK AND INVESTMENT PURCHASE AGREEMENT ("Agreement") is made and entered into effective as of March 1, 1996 (the "Effective Date"), by and among AURA SYSTEMS, INC., a Delaware corporation, on the one hand ("Buyer"), and MYS CORPORATION, a Japanese company ("MYS"), YOSHIKAZU MASAYOSHI, an individual, SADAO MASAYOSHI, an individual, SACHIE MASAYOSHI, an individual, and KAZUAKI MASAYOSHI, an individual (the Masayoshi parties are, collectively, the "Masayoshi Family")(MYS and the Masayoshi Family are, collectively, "Sellers"), on the other hand.

                                    RECITALS
                                    --------

     WHEREAS, Buyer is in the business of research, design, development, manufacture and sale of electromagnetic products, including voice coil motors and drivers, loud speakers and systems incorporating loud speakers;

     WHEREAS, MYS is engaged in the research, design, development, manufacture and sale of voice coil drivers and motors, loud speakers and systems incorporating loud speakers;

     WHEREAS, the Masayoshi Family collectively owns one hundred percent (100%) of the issued and outstanding shares of voting common stock of MYS (the "MYS Shares");

     WHEREAS, MYS and the Masayoshi Family own equity interests in the Subsidiaries and Affiliates of MYS (the "MYS Affiliate Interests");

     WHEREAS, MYS and the Masayoshi Family own equity interests in certain Subcontractors of MYS (the "MYS Subcontractor Interests"); and

     WHEREAS, upon the terms and conditions, hereinafter set forth, Buyer wishes to purchase from Sellers, and Sellers wish to sell to Buyer, the MYS Shares, the MYS Affiliate Interests and the MYS Subcontractor Interests (the "Purchase").

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereby agree as follows:
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                                   ARTICLE 1
                                  DEFINITIONS

     As used in this Agreement, the following terms shall have the following


     1.1  AAA is defined in Section 11.8 below.
          ---

     1.2  Affiliate means a person or entity that directly, or indirectly,
          ---------
through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified. For purposes of this
Section 1.2, "control" shall be defined as (a) at least fifty percent (50%) common equity ownership, or (b) the ability to direct the management or policies of a company, whether by contract or otherwise.

     1.3  Agreement is defined in the Preamble to this Agreement.
          ---------

     1.4  Aura Common Stock means the common stock, $0.005 par value, of Aura
          -----------------
Systems, Inc., a Delaware corporation.

     1.5  Aura Share Certificates is defined in Section 6.2(f) below.
          -----------------------

     1.6  Buyer is defined in the Preamble to this Agreement.
          -----

     1.7  Closing means the consummation of the Purchase pursuant to Article 7
          -------
below.

     1.8  Closing Date is defined in Section 7.1 below.
          ------------

     1.9  Company Records means each MYS Entity's organizational or charter
          ---------------
documents and all amendments thereto, stock ledgers, all minutes of the proceedings of its Board of Directors or similar governing body, any committee of the Board of Directors and shareholders proceedings, corporate seals, and all other documents relating to its organization and corporate maintenance.

     1.10  Contracts is defined in Section 3.2(k) below.
           ---------

     1.11  Effective Date is defined in the Preamble to this Agreement.
           --------------

     1.12  Employment Agreements is defined in Section 6.1 (i) below.
           ---------------------

     1.13  February 29, 1996 Balance Sheet means the balance sheet of MYS as of
           -------------------------------
February 29, 1996.
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     1.14  Financial Statements is defined in Section 3.2(g) below.
           --------------------

     1.15  Hazardous Materials Law means any national, prefectural or municipal
           -----------------------
law, order, rule or regulation relating to pollution, worker safety, public safety, human health, natural resources, the environment, or relating to the discharge, remediation, removal, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

     1.16  Hazardous Substance means any substance, material, chemical or waste,
           -------------------
the presence of which requires investigation or remediation under, or which is or becomes regulated by, any national, prefectural or municipal governmental authority, due to its properties of being toxic, hazardous, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic.

     1.17  Indemnified Person means, with respect to any Loss, the party seeking
           ------------------
indemnification hereunder.

     1.18  Indemnifying Person means, with respect to any Loss, the party from
           -------------------
whom indemnification is being sought hereunder.

     1.19  Licenses is defined in Section 3.2(j) below.
           --------

     1.20  Loss means any and all claims, demands, damages, liabilities, losses,
           ----
costs, interest, penalties and expenses (including attorneys' fees).

     1.21  Market Value is defined in Section 2.2(a) below.
           ------------

     1.22  Masayoshi Family is defined in the Preamble to this Agreement.
           ----------------

     1.23  Most Recent Financial Statements is defined in Section 3.2(g).
           --------------------------------

     1.24  Most Recent Fiscal Year End is defined in Section 3.2(g).
           ---------------------------

     1.25  MYS is defined in the Preamble to this Agreement.
           ---

     1.26  MYS Affiliates shall mean the Subsidiaries and Affiliates of MYS.
           --------------

     1.27  MYS Affiliate Interests is defined in the fourth Recital to this
           -----------------------
Agreement.

     1.28  MYS Entities shall mean MYS, the MYS Affiliates and all
           ------------
Subcontractors of MYS in which Sellers individually or collectively hold equity interests.

Agreement.


     1.29  MYS Interests is defined in Section 2.1 below.
           -------------

     1.30  MYS Instruments is defined in Section 6.1 (h) below.
           ---------------

     1.31  MYS Shares is defined in the Third Recital to this Agreement.
           ----------

     1.32  MYS Subcontractor Interests is defined in the fifth Recital to this


     1.33  Premises means any real property and all improvements thereon which
           --------
are owned, operated or leased by any of the MYS Entities.

     1.34  Purchase is defined in the sixth Recital to this Agreement.
           --------

     1.35  Purchase Price is defined in Section 2.2 below.
           --------------

     1.36  Rules is defined in Section 11.8 below.
           -----

     1.37  Securities Act is the U.S. Securities Act of 1933, as amended.
           --------------

     1.38  Sellers is defined in the Preamble to this Agreement.
           -------

     1.39  Subcontractor means an entity or person who has entered into a
           -------------
contract, express or implied, for the performance of an act with the person who has already contracted for its performance.

     1.40  Subsidiary means one corporation in which a parent corporation owns
           ----------
at least a majority of the equity stock and has control, directly or indirectly, by reason of such majority ownership.

     1.41  Taxes means all national, prefectural, state, local, municipal,
           -----
foreign and other tax liabilities of any and all kinds arising out of Sellers' ownership or operation of any of the MYS Entities and any obligation of any of the MYS Entities with respect to any and all taxes including, without limitation, income, profits, premiums, excise, sales, use, gross receipts, franchise, transfer, withholding, employment, unemployment compensation, payroll-related and property taxes, import duties and other governmental charges, whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest and penalties with respect thereto, and including expenses associated with contesting any proposed adjustment relating to the foregoing.

     1.42  "Tax Return" means any return, declaration, report, claim for refund,
            ----------
or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.


                                   ARTICLE 2
                  PURCHASE AND SALE OF SHARES AND INVESTMENTS

     2.1  Purchase and Sale of Shares and Investment. Upon the terms and subject
          ------------------------------------------
to the conditions set forth in this Agreement, Buyer agrees to purchase from each of Sellers, and each of Sellers agrees to sell, assign, transfer and convey to Buyer at the Closing, all right, title and interest in and to (a) the MYS Shares, (b) the MYS Affiliate Interests, and (c) the MYS Subcontractor Interests (the MYS Shares, MYS Affiliate Interests and MYS Subcontractor Interests are, collectively, the "MYS Interests"), in consideration of Buyer's payment of the Purchase Price to Sellers in accordance with this Article 2.

     2.2  Consideration. The aggregate purchase price for the MYS Interests
          -------------
shall be Two Million United States Dollars (U.S.$2,000,000) (the "Purchase Price"), payable in shares of Aura Common Stock. Buyer understands that the liabilities of MYS at the time of the Closing will not exceed Four Million United States Dollars (U.S.$4,000,000), which liabilities will continue to be obligations of MYS following Purchaser's acquisition of the MYS Shares. The Purchase Price shall be payable at Closing as follows:

        (a) Buyer shall deliver to Sellers such number of shares of Aura Common Stock whose aggregate Market Value shall be equal to Two Million United States Dollars (U.S.$2,000,000.00). "Market Value" shall be determined based on the closing selling price per share of Aura Common Stock on the Closing Date as reported by the National Association of Securities Dealers through the NASDAQ National Market System.

     2.3  Fractional Shares: Allocation of Purchase Price. Buyer shall render a
          -----------------------------------------------
cash payment in lieu of any fractional share. The Purchase Price shall be allocated among Sellers in proportion to their respective holdings of MYS Interests as set forth in Schedule 2.3 attached hereto.
                          ------------


                                   ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF SELLERS

     As a material inducement to Buyer to enter into this Agreement and to consummate the Purchase, Sellers, after due inquiry and investigation, jointly and severally make the representations and warranties set forth in this Article 3.
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     3.1  Representations and Warranties of Sellers
          -----------------------------------------

        (a) Enforceability; Approvals. This Agreement is the legal, valid and
            -------------------------
binding obligation of each of Sellers, enforceable in accordance with its terms, subject to judicial discretion regarding specific performance or other equitable remedies, and except as may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting the enforcement of creditors' rights and remedies generally. No further approvals or consents by, or filing with, any national, prefectural, municipal, foreign or other court or governmental or administrative body, agency or any other third party is required in connection with the execution and delivery by each of Sellers of this Agreement, or the consummation by each of Sellers of the transactions contemplated hereby.

        (b) Ownership of MYS Interests. Each of Sellers is the owner,
            --------------------------
beneficially and of record, of such MYS Interests as listed on Schedule 3.1 ~b)
                                                               ----------------
and has good, valid and marketable title to such MYS Interests free and clear of any liens, encumbrances, security interests, restrictions or claims whatsoever, with full power and authority to deliver title to such MYS Interests to Buyer in accordance with the terms of this Agreement. None of Sellers is a party to any voting trust agreement or any other contract, agreement, arrangement, commitment, plan or understanding restricting or otherwise relating to voting or dividend rights or privileges with respect to the MYS Interests, or which restrict the sale, transfer or assignment of the MYS Interests. Upon Buyer's delivery of payment for the Purchase, each of Sellers, and all of Sellers, collectively, will convey to Buyer good, valid and marketable title to the MYS Interests free and clear of all liens, encumbrances, security interests, restrictions or claims whatsoever (other than restrictions on transfer imposed by the applicable securities laws).

        (c) Full Transfer. Subsequent to consummation of the Purchase and other
            -------------
transactions contemplated hereby, none of Sellers or their agents or representatives shall have any ownership or investment interest whatsoever in any of the MYS Entities, except for the indirect interest they will have through their ownership of Aura Common Stock.

        (d) Investment. Each Seller (i) understands that the shares of Aura
            ----------
Common Stock have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Aura Common Stock solely for his or its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Aura Common Stock.

        (e) Transactions with Affiliates. Except as set forth on Schedule 3.1
            -----------------------------                        -------- ---
(e) attached hereto, none of Sellers has any interest, directly or indirectly,
- ---
in any lease, lien, contract, license, encumbrance,
loan or other agreement to which any of the MYS Entities is a party, any interest in any properties or assets of any of the MYS Entities, or any interest in any competitor, supplier or customer of any of the MYS Entities. Except as set forth on Schedule 3.1 (e) attached hereto, none of the MYS Entities is
             ----------------
indebted, directly or indirectly, to any of Sellers and none of Sellers is indebted, directly or indirectly, to any of the MYS Entities.

        (f) Brokers and Finders. None of Sellers is a party to any agreement
            -------------------
with any person which would obligate either of Buyer or any of the MYS Entities to pay any commission, brokerage or finder's fee in connection with the transactions contemplated by this Agreement.

     3.2  Representations and Warranties Concerning the MYS Entities.
          ----------------------------------------------------------

        (a) Organization of the MYS Entities. Each of the MYS Entities is a
            ---------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Schedule 3.2(a) attached hereto sets
                                          ---------------
forth those jurisdictions in which each of the MYS Entities is qualified to do business as a foreign corporation. Each of the MYS Entities is qualified to do business as a foreign corporation and is in good standing in each state or jurisdiction where the nature of its business or its ownership of property requires it to be so qualified. Each of the MYS Entities has all necessary corporate power and authority, including all necessary licenses and permits, to carry on its business as it is now being conducted, and to own or lease and operate its properties and assets. Complete, current and correct copies of the Company Records of each of the MYS Entities have been delivered to Buyer prior to the date hereof, and no changes have been made thereto since the date of delivery.

        (b) No Other Subsidiaries or Affiliates. Except as listed on Schedule
            -----------------------------------                      --------
3.2(b) attached hereto, MYS does not own or control, directly or indirectly, any
- ------
interest or investment in any corporation, partnership, joint venture, business organization, trust or other entity.

        (c) Capital Structure of MYS. The authorized capital stock of MYS
            -------------------------
consists of 560 shares of voting common stock, Y50,000 par value per share, of which 280 shares are issued and outstanding. All of the MYS Shares are equal in their rights, preferences and privileges, were duly and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants, convertible debt or securities, calls, agreements, arrangements, commitments, understandings or other rights with respect to either the MYS Shares, the authorized and unissued shares of capital stock of MYS, or the sale, transfer or issuance thereof.

        (d) Capital Structure of MYS Affiliates. The authorized capital stock of
            -----------------------------------
each MYS Affiliate consists of such number of authorized voting common stock and such number of shares issued and outstanding as listed on Schedule 3.2(d)
                                                          ---------------
attached hereto. As to each of the MYS Affiliates, all of their shares of common stock are equal in their respective rights, preferences and privileges, were duly and validly issued and are fully paid and non-assessable. There are no outstanding options, warrants,